SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement            / / Confidential, for use of
/X/ Definitive Proxy Statement                 the Commission only (as
/ / Definitive Additional Materials            permitted by Rule
/ / Soliciting Material Pursuant to            14a-6 (e)(2)
    Rule 14a-11 (c) or Rule 14a-12

                         TGC INDUSTRIES, INC.
---------------------------------------------------------------------------
             (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
---------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

/X/ No fee required.

//  Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and
    0-11
    (1) Title of each class of securities to which transaction applies.
    (2) Aggregate number of securities to which transaction applies.
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined).
    (4) Proposed maximum aggregate value of transaction.
    (5) Total fee paid.

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.















                               TGC INDUSTRIES, INC.

                           1304 Summit Avenue, Suite 2
                               Plano, Texas 75074

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 12, 2003

To Shareholders of
TGC INDUSTRIES, INC.:

     The annual meeting of the shareholders of TGC Industries, Inc. (the "Company") will be held at 1304 Summit Avenue, Suite 2, Plano, Texas on June 12, 2003, at 10:00 A.M., Central Daylight Savings Time, for the following purposes:

1. To elect eight (8) directors to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified;

2. To ratify the selection of Lane Gorman Trubitt, L.L.P. as independent auditors;

3. To approve an amendment to the Articles of Incorporation to reduce the par value of the Company's Common Stock from $.30 per share to $.01 per share; and

4. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Information regarding matters to be acted upon at this meeting is contained in the accompanying Proxy Statement. Only shareholders of record at the close of business on April 14, 2003, are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, sign, and return promptly the enclosed proxy in the accompanying addressed envelope for which postage is prepaid. You may revoke the proxy at any time before the commencement of the meeting.

                                      By Order of the Board of Directors:


                                      Allen T. McInnes
                                      Secretary

Plano, Texas
May 5, 2003

                               IMPORTANT

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.


                             TGC INDUSTRIES, INC.

                         1304 Summit Avenue, Suite 2
                             Plano, Texas 75074


                              PROXY STATEMENT
            ANNUAL MEETING OF SHAREHOLDERS -- June 12, 2003

                         SOLICITATION OF PROXIES

     This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the management of TGC Industries, Inc. (the "Company" or "TGC") on behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders to be held at 1304 Summit Avenue, Suite 2, Plano, Texas on June 12, 2003, and at any adjournment thereof, for the purpose of submitting to a vote of the stockholders the actions and proposals set forth in this Proxy Statement. The Notice of Meeting, the form of Proxy, and this Proxy Statement are being mailed to the Company's shareholders on or about May 5, 2003.

     Although solicitation (the total expense of which will be borne by the Company) is to be made primarily through the mail, the Company's officers and/or employees and those of its transfer agent may solicit proxies by telephone, telegram, or personal contact, but in such event no additional compensation will be paid by the Company for such solicitation. Further, brokerage firms, fiduciaries, and others may be requested to forward solicitation material regarding the meeting to beneficial owners of the Company's Common and Preferred Stock, and in such event the Company will reimburse them for all accountable costs so incurred.

                      RECORD DATE AND VOTING SECURITIES

     The Board of Directors of the Company has fixed the close of business on April 14, 2003 (the "Record Date") as the date for determination of shareholders entitled to notice of and to vote at the meeting. As of the Record Date, there were 5,515,064 shares of the Company's Common Stock outstanding, 58,100 shares of the Company's Series C 8% Convertible Exchangeable Preferred Stock ("Series C Preferred Stock") outstanding and 2,782,708 of the Company's 8.5% Senior Convertible Preferred Stock ("Senior Preferred Stock") outstanding.

     The Company's Restated Articles of Incorporation authorize 25,000,000 shares of Common Stock with a par value of $.30 per share and 4,000,000 shares of Preferred Stock with a par value of $1.00 per share. In voting on all matters expected to come before the meeting, a shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock, Series C Preferred Stock or Senior Preferred Stock held in his or her name on the Record Date. The Company's Restated Articles of Incorporation prohibit cumulative voting.

     A copy of the Annual Report to shareholders of the Company for its fiscal year ended December 31, 2002, is being mailed with this Proxy Statement to all such shareholders entitled to vote.


                                     2


                         ACTION TO BE TAKEN
                         AND VOTE REQUIRED

     Action will be taken at the meeting to (1) elect eight (8) members to the Board of Directors, (2) ratify the selection of Lane Gorman Trubitt, L.L.P. as independent auditors, (3) approve an amendment to the Articles of Incorporation to reduce the par value of the Company's Common Stock from $.30 per share to $.01 per share, and (4) transact such other business as may properly come before the meeting and any adjournment thereof. The proxy will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no directions are specified will be voted for the election of directors named herein, and otherwise in accordance with the judgment of the persons designated as proxies. Any person executing the enclosed proxy may nevertheless revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Company either a written instrument expressly revoking it or a duly executed proxy bearing a later date. Furthermore, such person may nevertheless elect to attend the meeting and vote in person, in which event, the proxy will be suspended. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Series C Preferred Stock and Senior Preferred Stock present, in person or by proxy, at the annual meeting, is required for the shareholders to approve the election of the eight (8) members to the Board of Directors and to ratify the selection of Lane Gorman Trubitt, L.L.P. as independent auditors. The affirmative vote of the holders of (1) two-thirds (2/3) of the outstanding shares of Common Stock, Series C Preferred Stock and Senior Preferred Stock entitled to vote thereon, and (2) two-thirds (2/3) of the outstanding shares of Common Stock entitled to vote thereon, voting as a class, is required for the shareholders to approve the amendment to the Articles of Incorporation to reduce the par value of the Company's Common Stock.

                         ELECTION OF DIRECTORS

     Eight (8) directors are to be elected at the Annual Meeting of Shareholders to comprise the entire membership of the Company's Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees shown below for a term of one year and until their successors are duly elected and have qualified.

     Although it is not contemplated that any nominee will be unable to serve as a director, in such event the proxies will be voted by the holders thereof for such other person as may be designated by the current Board of Directors. The Management of the Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office, and to the knowledge of Management, the nominees intend to serve the entire term for which election is sought. There are no family relationships by blood, marriage, or adoption between any director or executive officer. Up to two vacancies may be filled by the Board of Directors under Texas law during the time between any two successive annual shareholder meetings if suitable persons are designated. Each executive officer of the Company is a nominee as set forth below with the exception of Kenneth Uselton (age 59) who has served as Controller since 1995 and Treasurer since August 1, 1996. The information set forth below with respect to each of the nominees has been furnished by each respective nominee.

                                       3





Name, Age, and                                    Positions with Company
Business Experience
__________________________________________________________________________
Allen T. McInnes, 65                                 Chairman of the Board
Chairman of the Board since July 1993;                and Secretary
Secretary since November 1997; Chief Executive
Officer of the Company from August 1993 to
March 1996; Executive Vice-President and
Director of Tenneco, Inc. 1960-1992; President
and CEO of Tetra Technologies, Inc. from
April 1996 to August 2001; Director
of Tetra Technologies, 1996 to present;
Dean, Rawls College of Business,
Texas Tech University from August, 2001 to
present; Director of Alamosa PCS, a wireless
communication company which is an affiliate
of Sprint since February, 2003.

Wayne A. Whitener, 51                                 CEO and President
Chief Executive Officer of the Company since
January 1999; Chief Operating Officer of the
Company from July 1986 to December 1998;
President of the Geophysical Division since
1984; served as Vice President of TGC from 1983
to 1984; Area Manager for Grant Geophysical Co.
from December 1978 until July 1983.

William J. Barrett, 63                                None
Director of the Company, Secretary of the
Company from 1986 to November 1997; Director and
President of Barrett-Gardner Associates, Inc.,
a merchant and investment banking firm since
November, 2002, and previously Senior Vice President
of Janney Montgomery Scott LLC, investment bankers
since 1978; also a Director of: Supreme Industries,
Inc., a manufacturer of specialized truck bodies
and shuttle buses, since 1979; Chairman of the Board
of Rumson-Fair Haven Bank and Trust, a community
commercial bank and trust company.

Herbert M. Gardner, 63                                None
Director of the Company; Director and Executive Vice
President of Barrett-Gardner Associates, Inc., a
merchant and investment banking firm since November,
2002, and previously Senior Vice President of Janney
Montgomery Scott LLC, investment bankers since 1978;
Chairman of the Board and a Director of Supreme
Industries, Inc., a manufacturer of specialized truck
bodies and shuttle buses, since 1979; and President


                                       4

Name, Age, and                                    Positions with Company
Business Experience
___________________________________________________________________________
since 1992.  Also a Director of: Nu Horizons Electronics
Corp., an electronic component distributor; iDine
Rewards Network, Inc., formerly Transmedia Network,
Inc., a company that develops and markets transaction-
based dining and other consumer rewards
programs; Hirsch International Corp., an
importer of computerized embroidery machines
and supplies; and Co-Active Marketing Group,
Inc., a marketing and sales promotion company;
and Rumson-Fair Haven Bank and Trust Company,
a community commercial bank and trust company.

Edward L. Flynn, 68                                   None
Owner of Flynn Meyer Company, a management company
for the restaurant industry, since 1976; Director
and Treasurer, Citri-Lite Co., a soft drink company;
and Director of Bioject Medical Technologies, Inc.,
a drug delivery system company.

James M. Tidwell, 56                                  None
Vice President and Chief Financial Officer of
WEDGE Group Incorporated, since January, 2000, a
diversified firm with subsidiaries in engineering
and construction, hotel, oil and gas, and real estate
businesses; President of Daniel Measurement and
Control, a division of Emerson Electric
Company from June, 1999 to January, 2000; from
August, 1996 to June, 1999, Executive Vice President
and Chief Financial Officer of Daniel Industries Inc.,
a leading supplier of specialized equipment and
systems to oil, gas and process operators and plants
to measure and control the flow of fluids; Senior
Vice President and Chief Financial Officer of
Hydril Company, a worldwide leader in engineering,
manufacturing and marketing premium tubular
connections and pressure control devices for oil
and gas drilling and production; and services on
the boards of Pioneer Drilling Company, T3 Energy
Services, and EOTT LLC.

Pasquale V. Scaturro, 49                              None
Vice President and Chief Geophysicist of
Destiny Energy, since 1997; Co-Founder of
Tricon Geophysics, Inc., a full service
geophysical data processing company in 1995;
President of Seismic Specialists, Inc. and US
Seismic, companies involved in the acquisition,
management, and marketing of non-exclusive
seismic surveys from 1986 to 1995.



                                       5



Name, Age, and                                    Positions with Company
Business Experience
___________________________________________________________________________
William C. Hurtt, Jr., 58                             None
Retired, Vero Beach, FL; BA Harvard College
1967; MBA Wharton School of Business, University
of Pennsylvania, 1969; Manager of Blue Lake
Properties, LLC, Tuscaloosa, AL; Former Director
of River Gas Corporation, Tuscaloosa, AL.

The Company's Board of Directors recommends that you vote FOR the nominees named above for election to the Board of Directors.

                  RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has appointed Lane Gorman Trubitt, L.L.P. to serve as auditors of the Company. The Company's Board of Directors recommends that you vote FOR ratification of the selection of Lane Gorman Trubitt, L.L.P. as the Company's auditors for the fiscal year ending December 31, 2003.

              AMENDMENT TO THE ARTICLES OF INCORPORATION TO
            REDUCE THE PAR VALUE OF THE COMPANY'S COMMON STOCK

General

     The Company's Board of Directors has unanimously adopted a resolution approving, and recommending to the stockholders for approval, a proposal to amend Article 4.a. of the Company's Articles of Incorporation to reduce the par value of each share of Common Stock from $.30 to $.01. The form of the proposed amendment is as follows:

     The Articles of Incorporation are hereby amended by amending Article 4.a so that, as amended, it shall read ad follows:

     4.a. Common Stock. The aggregate number of shares of Common Stock which the Corporation may issue is 25,000,000 shares, each having a part value of $.01. The shares shall be designated as Common Stock and shall have identical rights and privileges in every request.

Reasons For the Reduction in Par Value

     Under Texas corporate law, Common Stock cannot be issued at a price below par value. As of April 17, 2003, the closing sales price of the Common Stock was $.08, significantly below the current par value of $.30 per share. As a result, the Company's ability to obtain financing through the issuance of Common Stock, the issuance of securities convertible into Common Stock, such as convertible preferred stock or convertible debt, or the issuance of securities with the right to purchase Common Stock, such as warrants or options, is significantly limited. In addition, in connection with a debt financing transaction in 2002, the Company issued warrants covering 1,500,000 shares of Common Stock which are exercisable at $.20 per shares. Since such exercise price is below the current par value of $.30,


                                      6


the warrants are not currently exercisable at $.20, and, therefore, the warrant agreement governing such warrants provides that in the event the par value per share is not reduced to $.01 by March 10, 2004, each warrant entitles the holder to purchase (in lieu of one share of Common Stock) one unit at the then per share par value, each unit consisting of one share of Common Stock and one warrant entitling the holder to purchase one share of Common Stock under the same terms and provisions as provided in the current warrant agreement. Furthermore, in March 2003, the same investor group that provided the above described debt financing in 2002 committed to provide up to $300,000 in debt financing through December 31, 2003, on the same terms as the 2002 debt financing, provided that warrants covering only 750,000 shares of Common Stock will be issued upon execution of the debt financing documents and warrants covering the remaining 750,000 shares of Common Stock will only be issued in proportion to the amount of the $300,000 commitment which the Company determines to draw on (e.g. if the Company borrows a total of $150,000, warrants covering 375,000 shares will be issued and if the Company borrows the full commitment of $300,000, warrants covering 750,000 shares will be issued). The Board of Directors believes that the proposed reduction in the par value is desirable to provide the Company with the necessary flexibility in future financing transactions to meet the Company's capital and liquidity needs.

Effective Date and Accounting Matters

     The reduction in par value will become effective upon the filing with the Secretary of State of the Articles of Amendment, which is expected to take place promptly after the approval of the amendment to the Articles at the Annual Meeting. As a result of the reduction in par value, on the effective date thereof, the stated par value capital on the Company's balance sheet attributable to Common Stock will be reduced to 1/30th of its present amount, and the additional paid in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share of Common Stock will not be affected.

Recommendation

     The Company's Board of Directors recommends that you vote FOR the amendment to Articles of Incorporation to reduce the par value of the Company's Common Stock.

                    SECURITY OWNERSHIP OF CERTAIN
                   BENEFICIAL OWNERS AND MANAGEMENT

     The following tabulation sets forth the names of those persons who are known to Management to be the beneficial owner(s) as of April 14, 2003, of more than five percent (5%) of the Company's Common Stock, Series C Preferred Stock or Senior Preferred Stock. Such tabulation also sets forth the number of shares of the Company's Common Stock, or Series C Preferred Stock or Senior Preferred Stock beneficially owned as of April 14, 2003, by all of the Company's directors and executive officers (naming them), and all directors and officers of the Company as a group (without naming them). Persons having direct beneficial ownership of the Company's Common Stock, Series C Preferred Stock or Senior Preferred Stock possess the sole voting and dispositive power in regard to such stock. The $5.00 per share Series

                                      7


C Preferred Stock is freely convertible into shares of Common Stock at the conversion price per share of Common Stock of $6.00. Ownership of the Series C Preferred Stock is deemed to be beneficial ownership of Common Stock at the conversion price per share of $6.00 under Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934. The Senior Preferred Stock is freely convertible into shares of Common Stock at the conversion ratio of one (1) share of Common Stock for each share of Senior Preferred Stock. Ownership of the Senior Preferred Stock is deemed to be beneficial ownership of Common Stock at a conversion ratio of one (1) share of Common Stock for each share of Senior Preferred Stock under Rule 13d-3
(d) (1) promulgated under the Securities Exchange Act of 1934. As of April 14, 2003, there were 5,515,064 shares of Common Stock, 58,100 shares of Series C Preferred Stock and 2,782,708 shares of Senior Preferred Stock outstanding.

     The following tabulation also includes Common Stock covered by (i) options granted under the Company's 1993 and 1999 Stock Option Plans, which options are collectively referred to as "Stock Options," and (ii) stock purchase warrants, which warrants are collectively referred to as "Stock Purchase Warrants." The Stock Options and Stock Purchase Warrants have no voting or dividend rights.

Name & Address             Title of Class  Amount & Nature      Approximate
of Beneficial Owner                         of Beneficial          % of
                                              Ownership           Class(1)
___________________       ______________   _______________      ___________

Allen T. McInnes            Common          1,053,487 (2)          17.49%
TGC Industries, Inc.
1304 Summit Ave. Ste. 2
Plano, TX 75074

Wayne A. Whitener           Common            139,066 (2)           2.47%
TGC Industries, Inc.
1304 Summit Ave., Ste 2
Plano, Texas 75074

Herbert M. Gardner          Common            866,233 (2)(3)       14.39%
4 Darley Road
Great Neck, New York 11021


William J. Barrett          Common          1,276,607 (2)(4)       21.20%
636 River Road
Fair Haven, New Jersey 07704

Edward L. Flynn             Common          1,409,684 (2)(5)       23.41%
75-11 Myrtle Avenue
Glendale, New York 11385

Kenneth W. Uselton          Common             14,224 (2)            *
TGC Industries, Inc.
1304 Summit, Ste 2
Plano, Texas 75074
                                      8


Name & Address             Title of Class  Amount & Nature      Approximate
of Beneficial Owner                         of Beneficial          % of
                                              Ownership           Class(1)
___________________       ______________   _______________      ___________
Pasquale V. Scaturro        Common              6,666 (2)            *
1415 Louisiana Ste 3000
Houston, Texas 77002

William C. Hurtt, Jr.       Common            658,950 (6)          11.33%
236 Navesink Avenue
Navesink, New Jersey 07752

WEDGE Energy                Common          2,782,708 (7)          33.53%
Services, L.L.C.            Senior Pfd.     2,782,708             100.00%
                                         __________________       ______

All directors and officers  Common          4,765,967              62.08%
as a group of eight (8)                               (2)(3)(4)(5)
persons

* Less than 1%

     (1) The percentage calculations have been made in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934. In making these calculations, shares of Common Stock beneficially owned by a person as a result of the ownership of Senior Preferred Stock and certain options and warrants were deemed to be currently outstanding solely with respect to the holders of such Senior Preferred Stock, options, and warrants.

     (2) Includes the number of shares of Common Stock set forth opposite the person's name in the following table, which shares are beneficially owned as a result of the ownership of Stock Options and Stock Purchase Warrants.




                          Stock Options             Warrants
                          _____________             ________

William J. Barrett             6,666                 500,000
Edward L. Flynn                6,666                 500,000
Herbert M. Gardner             6,666                 500,000
Allen T. McInnes               6,666                 500,000
Kenneth W. Uselton             9,000                   -0-
Pasquale V. Scaturro           6,666                   -0-
Wayne A. Whitener             69,433                  50,000
William C. Hurtt, Jr.           -0-                  300,000
                              ______                 _______
All directors and officers
as a group                   111,763               2,050,000

                                       9


The number of shares set forth above for each of Messrs. Barrett, Flynn, Hurtt, Gardner and McInnes includes 300,000 shares issuable upon exercise of warrants issued in 2002 in connection with debt financing provided to the Company. Such warrants are exercisable at $.20 per whole share (provided, however, that the exercise price at the time of a given exercise shall not be less than the per share par value of the Common Stock). However, in the event that the per share value of the Common Stock is not reduced to one cent ($.01) by March 10, 2004, then each warrant shall be entitled to purchase (in lieu of one (1) share of Common Stock) one (1) unit at the then per share par value, such unit consisting of one (1) share of Common Stock and one (1) warrant entitling the holder to purchase one
(1) share of Common Stock under the same terms and provisions as provided in the warrant agreement governing such warrants.

     (3) Includes 35,261 shares of Common Stock owned by Herbert M. Gardner's wife. Mr. Gardner has disclaimed beneficial ownership of these shares.

     (4) Includes 55,231 shares of Common Stock owned by William J. Barrett's wife. Mr. Barrett has disclaimed beneficial ownership of these shares.

     (5) Includes 20,316 shares of Common Stock owned by Edward L. Flynn's wife. Mr. Flynn has disclaimed beneficial ownership of these shares.

     (6) Includes 10,800 shares of Common Stock owned by William C. Hurtt's wife. Mr. Hurtt has disclaimed beneficial ownership of these shares.

     (7) Includes the number of shares of Common Stock which are deemed to be beneficially owned as a result of ownership of Senior Preferred Stock. Each share of Senior Preferred Stock is convertible into one share of Common Stock.

Depositories such as The Depository Trust Company (Cede & Company) as of April 14, 2003 held, in the aggregate, more than five percent (5%) of the Company's then outstanding Common Stock voting shares. The Company understands that such depositories hold such shares for the benefit of various participating brokers, banks, and other institutions which are entitled to vote such shares according to the instructions of the beneficial owners thereof. The Company has no reason to believe that any of such beneficial owners hold more than five percent (5%) of the Company's outstanding voting securities.

              COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee comprised of Messrs. McInnes, Barrett and Tidwell, an Audit Committee comprised of Messrs. McInnes, Barrett and Tidwell, and a Stock Option Committee comprised of Messrs. McInnes, Barrett and Tidwell.

     The Executive Committee is charged by the Company's bylaws with the responsibility of exercising such authority of the Board of Directors as is specifically delegated to it by the Board, subject to certain limitations contained in the bylaws.
                                   10


     The Audit Committee which was formed in December, 1997, conducted four meetings in 2002. The purpose and functions of the Audit Committee are to recommend the appointment of independent auditors; review the scope of the audit proposed by the independent auditors; review quarterly and year-end financial statements prior to issuance; consult with the independent auditors on matters relating to internal financial controls and procedures; and make appropriate reports and recommendations to the Board of Directors. Prior to formation of the Audit Committee, these duties were performed by the Executive Committee.

                        REPORT OF THE AUDIT COMMITTEE

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company's financial reporting process, the systems of financial controls, the performance and independence of the independent auditors, the annual audit of the Company's financial statements, and related matters. The Audit Committee is composed of a majority of independent Directors.

     The Audit Committee: (1) reviewed and discussed with management TGC's audited financial statements for the year ended December 31, 2002; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications; (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; and (4) discussed with the auditors the auditors' independence.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2002 Annual Report to Shareholders, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2002, be included in TGC's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

                              The Audit Committee:
                              William J. Barrett, Chairman
                              Allen T. McInnes
                              James M. Tidwell

Audit Fees

     The aggregate fees billed by the Company's independent accountants for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002, were approximately $36,500.

All Other Fees

     The aggregate fees for all other services rendered by its independent accountants for the Company's most recent fiscal year were approximately $10,100. These fees include work performed by the independent accountants with respect to preparation of corporate income tax returns and tax compliance.

     The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent accountants during the Company's most recent fiscal year are compatible with maintaining the independence of such accountants.

                           STOCK OPTION COMMITTEE

     The Stock Option Committee had no meetings during the year. The Committee is responsible for awarding Stock Options to key employees or individuals who provide substantial advice or other assistance to the Company so that they will apply their best efforts for the benefit of the Company.

     The Board of Directors does not have nominating or compensation committees.

                     MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2002, the Board of Directors held eight (8) special meetings in addition to its regular meeting. All of the Directors listed herein attended 75% or more of the total meetings of the Board and of the committees on which they serve.

                            EXECUTIVE COMPENSATION

     The table below sets forth on an accrual basis all cash and cash equivalent remuneration paid by the Company during the year ended December 31, 2002, to the Chief Executive Officer and any other executives whose salary and bonus exceeded $100,000.

                           Summary Compensation Table


Name and Principal    Annual Compensation       Options/      All Other
Position             Year  Salary   Bonus     Stock   SAR's  Compensation
__________________________________________________________________________
Wayne A. Whitener    2002  $125,000  -0-       -0-    -0-    $6,021  (1)
President            2001  $ 94,875  -0-       -0-    -0-    $6,298  (2)
& CEO                2000  $ 94,875  -0-       -0-    -0-    $7,733  (3)

     (1) Represents personal use of Company vehicle ($4,883), Company's payment for personal income tax preparation ($145), Company's contribution to 401-K program ($717), and life insurance premiums ($276) in 2002.

     (2) Represents personal use of Company vehicle ($5,522), Company's payment for personal income tax preparation ($135), Company's contribution to 401-K program ($365), and life insurance premiums ($276) in 2001.

     (3) Represents personal use of Company vehicle ($5,362), Company's payment for personal income tax preparation ($125), Company's contribution to 401-K program ($1,970), and life insurance premiums ($276) in 2000.

     The Company does not presently, but has in the past, maintained Club memberships for certain of its executive officers. Although these memberships were utilized from time-to-time for non-business purposes, the costs attributable to non-business purposes were not material. The Company believes that the aggregate amounts of such personal benefits did not exceed 10% of cash compensation paid to any individual in the table or, with respect to the group of all executive officers, 10% of the aggregate cash compensation paid to the members of such group.

                             401(k) Plan

     In 1987, the Company implemented a 401(k) salary deferral plan (the "Plan") which covers all employees who have reached the age of 20-1/2 years and have been employed by the Company for at least one year. The covered employees may elect to have an amount deducted from their wages for investment in a retirement plan. The Company has the option, at its discretion, to make contributions to the Plan. Effective January 1, 1990, the Company determined in its discretion to make a matching contribution to the Plan equal to 10% of the employees' contributions up to 6% of those employees' compensation. On July 24, 1991, to be effective August 5, 1991, the Board of Directors increased the Company's matching contribution to the Plan to fifty cents ($.50) for every one dollar ($1.00) of compensation a participant defers under the Plan up to 6% of those employees' compensation. Beginning January 4, 1993, the Board of Directors discontinued the matching contribution to the Plan. Concurrently with the acquisition of the Company's former subsidiary, Chase Packaging Corporation, the Board of Directors reinstated contributions to the 401(k) salary deferral plan. The Company made a matching contribution to the Plan equal to the sum of 75% of each Participant's Salary reduction contributions to the Plan for such Plan year which were not in excess of 3% of the Participant's compensation for such Plan year, and 50% of each Participant's salary reduction contributions to the Plan for such Plan Year which were in excess of 3% of the Participant's compensation but not in excess of 8% of the Participant's compensation for such Plan Year. As of January 1, 1999, the Company determined to make a contribution to the Plan equal to 100% of each participant's salary reduction contributions to the Plan up to 2% of the participant's compensation. The total amount of the Company's contribution during 2002 for the one (1) executive officer of the Company participating in the 401(k) Plan was as follows: Wayne A. Whitener
- $717.

                   Options Granted in Last Fiscal Year

     During the year ended December 31, 2002, no stock options or stock appreciation rights were granted to any of the executive officers of the Company.

             Aggregate Options/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Options/SAR Values

     The following table sets forth certain information regarding the year-end value of Options held by the Company's executive officers during the fiscal year ended December 31, 2002. There are no stock appreciation rights outstanding.

                           Aggregated Options Exercised
                             and FY-End Options Values


                                                              Value of
                                              Number of       Unexercised
                                              Unexercised     In-the-Money
                                              Options at      Options at
                                              FY-End (#)      FY-End (2)
                     Shares
Name and            Acquired on    Value      Exercisable/    Exercisable/
Principal Position   Exercise (1) Realized($) Unexercisable   Unexercisable
__________________________________________________________________________

Wayne A. Whitener      -0-          -0-          69,433/       $    -0-/
President & CEO                                  16,667        $    -0-

     (1) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

     (2) The value of outstanding options is based on the December 31,2002 closing stock price which was $0.0625.

                           TRANSACTIONS WITH MANAGEMENT

     During 2002, the Company issued promissory notes payable in an aggregate principal amount of $150,000 to an investor group that included certain directors for debt financing provided to the Company and, in connection therewith, issued stock purchase warrants to such persons. The warrants cover 1,500,000 shares of Common Stock, expire on September 10, 2012, and are exercisable at $.20 per whole share (provided, however that the exercise price at the time of a given exercise of the warrants shall not be less than the then per share par value of the Common Stock). In the event that the per share par value of the Common Stock is not reduced to one cent ($.01) within eighteen (18) months from September 10, 2002, then each warrant shall be entitled to purchase (in lieu of one (1) share of Common Stock) one (1) unit at the then per share par value, such unit consisting of one (1) share of Common Stock and one (1) warrant entitling the holder to purchase one (1) share of Common Stock under the same terms and provisions as provided in the warrant agreement governing such warrants. The promissory notes, which bore interest at 6.75% per annum, were paid in full during December 2002 and January 2003. The notes and warrants were issued as follows: Allen T. McInnes - $30,000 note and warrant for 300,000 shares; An outside investor - $30,000 note and warrant for 300,000 shares; William J. Barrett - $30,000 note and warrant for 300,000 shares; Herbert M. Gardner - $30,000 note and warrant for 300,000 shares; and Edward L. Flynn - $30,000 note and warrant for 300,000 shares.

     In March 2003, the same investor group that provided the above described debt financing in 2002 committed to provide up to $300,000 in debt financing through December 31, 2003, on the same terms as the 2002 debt financing, provided that warrants covering only 750,000 shares of Common Stock will be issued upon execution of the debt financing documents and warrants covering the remaining 750,000 shares of Common Stock will only be issued in proportion to the amount of the $300,000 commitment which the Company determines to draw on (e.g. if the Company borrows a total of $150,000, warrants covering 375,000 shares will be issued and if the Company borrows the full commitment of $300,000, warrants covering 750,000 shares will be issued).

     During the year ended December 31, 2001, the Company had no transactions with management.

     During 1999, the Company issued subordinated promissory notes payable in an aggregate principal amount of $312,500 to certain officers and directors for debt financing provided to the Company and, in connection therewith, issued stock purchase warrants to such persons. The warrants cover 850,000 shares of Common Stock, are exercisable at $.30 per share, and expire on July 31, 2009. The subordinated promissory notes, which bore interest at 8% per annum, were paid in full during December 1999. The notes and warrants were issued as follows: Allen T. McInnes - $75,000 note and warrant for 200,000 shares; Wayne A. Whitener - $12,500 note and warrant for 50,000 shares; William J. Barrett - $75,000 note and warrant for 200,000 shares; Herbert M. Gardner - $75,000 note and warrant for 200,000 shares; and Edward L. Flynn - $75,000 note and warrant for 200,000 shares.

                         STOCK OPTION PLANS

1986 Incentive and Nonqualified Stock Option Plan

     In 1986 the Company adopted the 1986 Incentive and Nonqualified Stock Option Plan (the "1986 Plan"). The term of the 1986 Plan was for a period of ten years with the result that the 1986 Plan terminated on July 24, 1996. Stock options outstanding as of the date of termination of the 1986 Plan remain outstanding until they are exercised, terminated, or expire.

     The provisions which were contained in the 1986 Plan were comparable to the provisions contained in the 1993 Plan (hereafter described) which succeeded the 1986 Plan.

     Options granted under the 1986 Plan covering 6,333 shares (adjusted for one-for-three reverse stock split) which were outstanding on January 1, 2001, expired unexercised on May 1, 2001.

1993 Stock Option Plan

     On June 3, 1993, the Company's Board of Directors approved and adopted the Company's 1993 Stock Option Plan (the "1993 Plan"). At the 1994 Annual Meeting, the Company's shareholders approved the 1993 Stock Option Plan. The following paragraphs summarize certain provisions of the 1993 Stock Option Plan and are qualified in their entirety by reference thereto.

     The 1993 Plan provides for the granting of options (collectively, the "Options") to purchase shares of the Company's Common Stock to certain key employees of the Company (and/or any of its affiliates), and certain individuals who are not employees of the Company but who from time-to-time provide substantial advice or other assistance or services to the Company (and/or any of its affiliates). The 1993 Stock Option Plan authorizes the granting of options (both statutory and non-statutory) to acquire up to 283,333 shares of Common Stock (adjusted for the one-for-three reverse stock split effective November 6, 1998), subject to certain adjustments described below, to be outstanding at any time. Subject to the foregoing, there is no limit on the absolute number of awards that may be granted during the life of the 1993 Stock Option Plan. At the present time, there are approximately 15 employees of the Company, including officers and directors of the Company, who, in management's opinion, would be considered eligible to receive grants under the 1993 Plan, although fewer employees may actually receive grants.

     Authority to administer the 1993 Plan has been delegated to a committee (the "Committee") of the Board of Directors. Except as expressly provided by the 1993 Stock Option Plan, the Committee has the authority, in its discretion, to award Options and to determine the terms and conditions (which need not be identical) of such Options, including the person to whom, and the time or times at which, Options will be awarded, the number of Options to be awarded to each such person, the exercise price of any such Options, and the form, terms, and provisions of any agreement pursuant to which such Options are awarded. The 1993 Plan also provides that the Committee may be authorized by the Board of Directors to make cash awards as specified by the Board of Directors to the holder of an Option in connection with the exercise thereof.

     Subject to the limitations set forth below, the exercise price of the shares of stock covered by each 1993 Option will be determined by the Committee on the date of award.

     Unless a holder's option agreement provides otherwise, the following provisions will apply to exercise by the holder of his or her option: No option may be exercised during the first twelve months following grant. During the second year following the date of grant, options covering up to one-third of the shares covered thereby may be exercised, and during the third year following the date of grant, options covering up to two-thirds of such shares may be exercised. Thereafter, and until the options expire, the optionee may exercise options covering all of the shares. Persons over sixty-five on the date of grant may exercise options covering up to one-half of the shares during the first year and thereafter may exercise all optioned shares. Subject to the limitations just described, options may be exercised as to all or any part of the shares covered thereby on one or more occasions, but, as a general rule, options cannot be exercised as to less than one-hundred shares at any one time.

     The exercise price of the shares of stock covered by each incentive stock option ("ISO"), within the meaning of Sec. 422 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be less than the fair market value of stock on the date of award of such ISO except that an ISO may not be awarded to any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price is at least one hundred ten percent (110%) of the fair market value of the stock at the time the ISO is awarded and the ISO is not exercisable after the expiration of five years from the date it is awarded. The exercise price of the shares of Common Stock covered by each Option that is not an ISO will not be less than fifty percent (50%) of the fair market value of the stock on the date of award.

     Payment for Common Stock issued upon the exercise of an Option may be made in cash or with the consent of the Committee, in whole shares of Common Stock owned by the holder of the Option for at least six months prior to the date of exercise or, with the consent of the Committee, partly in cash and partly in such shares of Common Stock. If payment is made, in whole or in part, with previously-owned shares of Common Stock, the Committee may issue to such holder a new Option for a number of shares equal to the number of shares delivered by such holder to pay the exercise price of the previous Option having an exercise price equal to at least one-hundred percent (100%) of the fair market value per share of the Common Stock on the date of the exercise of the previous Option.

     The duration of each Option will be for such period as the Committee determines at the time of award, but not for more than ten years from the date of award in the case of an ISO.

     In the event of any change in the number of shares of Common Stock effected without receipt of consideration therefor by the Company by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving Corporation, the aggregate number and class of reserved shares, the number and class of shares subject to each outstanding Option, and the exercise price of each outstanding Option will be automatically adjusted to reflect the effect thereon of such change. Unless a holder's option agreement provides otherwise, a dissolution or liquidation of the Company, certain sales of all or substantially all of the assets of the Company, certain mergers or consolidations in which the Company is not the surviving corporation, or certain transactions in which another corporation becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, will cause such holder's Options then outstanding to terminate, but such holder may, immediately prior to such transaction, exercise such options without regard to the period and installments of exercisability applicable pursuant to such holder's option agreement.

     The 1993 Plan will terminate on June 3, 2003, or such earlier date as the Board of Directors may determine. Any stock option outstanding at the termination date will remain outstanding until it has been exercised, terminated, or has expired.

     The 1993 Plan may be terminated, modified, or amended by the Board of Directors at any time without further shareholder approval, except that shareholder approval is required for any amendment which: (a) changes the number of shares of Common Stock subject to the 1993 Stock Option Plan other than by adjustment provisions provided therein, (b) changes the designation of the class of employees eligible to receive Options, (c) decreases the price at which ISO's may be granted, (d) removes the administration of the 1993 Stock Option Plan from the Committee, or (e) without the consent of the affected holder, causes the ISO's granted under the 1993 Stock Option Plan and outstanding at such time that satisfied the requirements of Sec. 422 of the Code no longer to satisfy such requirements.

     Granted stock options under the 1993 Stock Option Plan covering 63,100 shares (adjusted for one-for-three reverse split) were outstanding at December 31, 2002. All 63,100 incentive stock options are outstanding to officers and employees of the Company. 53,055 non-statutory stock options, that were outstanding to officers and employees of the Company's former subsidiary, Chase Packaging Corporation, expired unexercised during 2001. During 2001 and 2002, no stock options were granted under the Company's 1993 Stock Option Plan.

     Effective July 31, 1996, the Company's wholly owned subsidiary, Chase Packaging Corporation ("Chase"), was spun-off to the Company's shareholders. In view of this situation, and in order to provide the employees of both Chase and the Company with the maximum period available under the tax laws for exercising their options after a termination of employment, the 1993 Plan was amended to extend from thirty days to three months, the period of time following termination of employment, during which the terminating employee could exercise his or her incentive stock option. The 53,055 options not so exercised were converted to non-statutory options and expired unexercised during 2001.

     The purpose of the 1993 Plan is to provide an incentive for key employees of the Company to remain in the service of the Company and to apply their best efforts for the benefit of the Company so as to improve the Company's financial performance.

1999 Stock Option Plan

     On December 14, 1999, the Company's Board of Directors approved and adopted the Company's 1999 Stock Option Plan (the "1999 Plan"). At the 2000 Annual Meeting, the Company's shareholders approved the 1999 Plan. The following paragraphs summarize certain provisions of the 1999 Plan and are qualified in their entirety by reference thereto.

     The 1999 Plan provides for the granting of options (collectively, the "1999 Options") to purchase shares of the Company's Common Stock to certain key employees of the Company and/or its affiliates, and certain individuals who are not employees of the Company or its affiliates but who from time to time provide substantial advice or other assistance or services to the Company and/or its affiliates. The 1999 Plan authorizes the granting of options to acquire up to 300,000 shares of Common Stock, subject to certain adjustments described below, to be outstanding at any time. Subject to such limitations, there is no limit on the absolute number of awards that may be granted during the life of the 1999 Plan. At the present time, there are approximately 15 employees of the Company, including officers and directors of the Company, who, in management's opinion, would be considered eligible to receive grants under the 1999 Plan, although fewer employees may actually receive grants. During 2000, 169,000 options were granted under the Company's 1999 Plan to directors, officers and employees of the Company. During 2001 and 2002, no stock options were granted under the Company's 1999 Stock Option Plan. Granted stock options under the 1999 Stock Option Plan covering 169,000 shares were outstanding at December 31, 2002.

     Authority to administer the 1999 Plan has been delegated to a committee (the "Committee") of the Board of Directors. Except as expressly provided by the 1999 Plan, the Committee has the authority, in its discretion, to award 1999 Options and to determine the terms and conditions (which need not be identical) of such 1999 Options, including the persons to whom, and the time or times at which, 1999 Options will be awarded, the number of 1999 Options to be awarded to each such person, the exercise price of any such 1999 Options, and the form, terms and provisions of any agreement pursuant to which such 1999 Options will be awarded. The 1999 Plan also provides that the Committee may be authorized by the Board of Directors to make cash awards as specified by the Board of Directors to the holder of a 1999 Option in connection with the exercise thereof. Subject to the limitation set forth below, the exercise price of the shares of stock covered by each 1999 Option will be determined by the Committee on the date of the award.

     Unless a Holder's option agreement provides otherwise, the following provisions will apply to exercises by the Holder of his or her option: No options may be exercised during the first twelve months following grant. During the second year following the date of grant, options covering up to one-third of the shares covered thereby may be exercised, and during the third year options covering up to two-thirds of such shares may be exercised. Thereafter, and until the options expire, the optionee may exercise options covering all of the shares. Persons over sixty-five on the date of grant may exercise options covering up to one-half of the shares during the first year and thereafter may exercise all optioned shares. Subject to the limitations just described, options may be exercised as to all or any part of the shares covered thereby on one or more occasions, but, as a general rule, options cannot be exercised as to less than one hundred shares at any one time.

     The exercise price of the shares of stock covered by each incentive stock option ("ISO"), within the meaning of Sec. 422 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be less than the fair market value of stock on the date of award of such ISO, except that an ISO may not be awarded to any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price is at least one hundred ten percent (110%) of the fair market value of the stock at the time the ISO is awarded, and the ISO is not exercisable after the expiration of five years from the date it is awarded.

     The exercise price of the shares of Common Stock covered by each 1999 Option that is not an ISO, Nonstatutory Stock Option ("NSO"), will not be less than fifty percent (50%) of the fair market value of the stock on the date of award.

     Payment for Common Stock issued upon the exercise of a 1999 Option may be made in cash or, with the consent of the Committee, in whole shares of Common Stock owned by the holder of the 1999 Option for at least six months prior to the date of exercise or, with the consent of the Committee, partly in cash and partly in such shares of Common Stock. If payment is made, in whole or in part, with previously owned shares of Common Stock, the Committee may issue to such holder a new 1999 Option for a number of shares equal to the number of shares delivered by such holder to pay the exercise price of the previous 1999 Option having an exercise price equal to not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of such exercise. A 1999 Option so issued will not be exercisable until the later of the date specified in an individual option agreement or six months after the date of grant.

     In addition, the 1999 Plan provides two methods for the cashless exercise of options. Under the Sale Method, with the consent of the Committee, payment in full of the exercise price of the option may be made through the Company's receipt of a copy of instructions to a broker directing such broker to sell the stock for which the option is being exercised, to remit to the Company an amount equal to the aggregate exercise price of such option, with balance being remitted to the holder. Under the Net Method, with consent of the Committee, payment in full of the exercise price of the option may be made based on written instructions received from the holder, by Company's issuance to the holder of that number of shares of stock having a fair market value equal to only the "profit portion" of his, her, or its option (i.e. the excess of the then fair market value of the stock over the holder's exercise price).

     The duration of each 1999 Option will be for such period as the Committee determines at the time of award, but not for more than ten years from the date of the award in the case of an ISO, and in either case may be exercised in whole or in part at any time or only after a period of time or in installments, as determined by the Committee at the time of award, except that after the date of award, the Committee may accelerate the time or times at which a 1999 Option may be exercised.

     In the event of any change in the number of outstanding shares of Common Stock effected without receipt of consideration therefor by the Company, by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving corporation, the aggregate number and class of reserved shares, the number and the class of shares subject to each outstanding 1999 Option, and the exercise price of each outstanding 1999 Option shall be automatically adjusted accurately and equitably to reflect the effect thereon of such change. Unless a holder's option agreement provides otherwise, a dissolution or liquidation of the Company, certain mergers or consolidations in which the Company is not the surviving corporation, or certain transactions in which another corporation becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, shall cause such holder's 1999 Options then outstanding to terminate, but such holder shall have the right, immediately prior to such transaction, to exercise such 1999 Options without regard to the determination as to the periods and installments of exercisability made pursuant to such holder's option agreement if (and only if) such options have not at that time expired or been terminated.

     The 1999 Plan will terminate on December 14, 2009, or on such earlier date as the Board of Directors may determine. Any stock options outstanding at the termination date will remain outstanding until they have been exercised, terminated, or have expired.

     The 1999 Plan may be terminated, modified, or amended by the Board of Directors at any time without further shareholder approval, except that shareholder approval is required for any amendment that: (a) changes the number of shares of Common Stock subject to the 1999 Plan, (b) changes the designation of the class of employees eligible to receive 1999 Options, (c) decreases the price at which ISOs may be granted, (d) removes the administration of the 1999 Plan from the Committee, or (e) without the consent of the affected holder, causes the ISOs granted under the 1999 Plan and outstanding at such time that satisfied the requirements of Sec. 422 of the Code to no longer satisfy such requirements.

                           RECOMMENDATION AND VOTE

     It is the opinion of the Board of Directors that the (1) election of the eight (8) members of the Board of Directors, (2) ratification of the selection of Lane Gorman Trubitt, L.L.P. as independent auditors, and (3) the reduction in the par value of the Company's Common Stock are advisable and in the best interests of the Company. As a result, the Board of Directors recommends a vote FOR each of these items. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Series C Preferred Stock and Senior Preferred Stock present, in person or by proxy, at the annual meeting, is required for the shareholders to approve the election of the eight (8) members to the Board of Directors and to ratify the selection of Lane Gorman Trubitt, L.L.P. as independent auditors. The affirmative vote of the holders of (1) two-thirds (2/3) of the outstanding shares of Common Stock, Series C Preferred Stock and Senior Preferred Stock entitled to vote therefor, and (2) two-thirds (2/3) of the outstanding shares of Common Stock entitled to vote thereon, voting as a class, is required for the shareholders to approve the amendment to the Articles of Incorporation to reduce the par value of the Company's Common Stock.

                       INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Lane Gorman Trubitt, L.L.P. to serve as auditors of the Company. It is expected that a representative of Lane Gorman Trubitt, L.L.P. will be present at the shareholders' meeting with the opportunity to make a statement if he/she desires to do so and also will be available to respond to appropriate questions at the meeting.

On April 2, 2003, Grant Thornton LLP ("Grant Thornton") notified the Audit Committee (the "Audit Committee") of the Board of Directors of TGC Industries, Inc. (the "Company") and the Board of Directors of the Company that Grant Thornton declined to stand for re-election as the Company's principal accountants. In addition, on April 2, 2003, the Audit Committee and the Board of Directors approved the engagement of Lane Gorman Trubitt, LLP as the Company's principal accountants.

The reports of Grant Thornton on the Company's consolidated financial statements for the years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through April 2, 2003, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference thereto in their reports on the Company's consolidated financial statements for such years.

                             OTHER MATTERS

     The Company's management knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote in accordance with their best judgment on such matters.

                         SHAREHOLDER PROPOSALS

     A shareholder proposal intended to be presented at the Company's annual meeting of Shareholders in 2004 must be received by the Company at its principal executive offices in Plano, Texas on or before December 1, 2003 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                         FINANCIAL STATEMENTS

     Financial statements of the Company are contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2002 enclosed herewith. Such financial statements are incorporated herein by reference.

                             By Order of the Board of Directors


                             /s/ Allen T. McInnes


Plano, Texas
May 5, 2003

4891.00001/334298.6

--------------------------------------------------------------------------
                               Front of Card
--------------------------------------------------------------------------

                             COMMON STOCK PROXY

                   TGC INDUSTRIES, INC. (the "Company")
         Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders, June 12, 2003

     The undersigned hereby appoint(s) Allen T. McInnes or Wayne A. Whitener, each with full power of substitution, as proxies, to vote all Common Stock in TGC Industries, Inc. which the undersigned would be entitled to vote on all matters that may come before the annual meeting of the Shareholders of the Company, to be held on June 12, 2003, and any adjournments thereof.

     THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

                           (Continued on other side)
--------------------------------------------------------------------------
                              Back of Card
--------------------------------------------------------------------------
                           COMMON STOCK PROXY
/X/  Please mark your
     votes as in this
     example.

     The Board of Directors recommends a vote FOR each of the following items:

1.  ELECTION OF DIRECTORS OF THE COMPANY.
    ____  FOR all nominees   ____ Withhold authority  Nominees:
          listed at right         to vote for all     Allen T. McInnes
          (except as marked       nominees listed     Wayne A. Whitener
          to the contrary         at right            William J. Barrett
          as indicated below)                         Herbert M. Gardner
                                                      Edward L. Flynn
                                                      Pasquale V. Scaturro
                                                      James M. Tidwell
                                                      William C. Hurtt, Jr.

INSTRUCTIONS:   To withhold authority to vote for any
                individual nominee, vote for all
                nominees and strike a line through
                the individual nominee's name listed
                at right.

2. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO REDUCE THE PAR VALUE OF THE COMPANY'S COMMON STOCK FROM $.30 PER SHARE TO $.01 PER SHARE.

          _____ FOR    _____ AGAINST     _____ ABSTAIN

3.   RATIFICATION OF SELECTION OF LANE GORMAN TRUBITT, L.L.P. AS
INDEPENDENT AUDITORS.

          _____ FOR    _____ AGAINST     _____ ABSTAIN

Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE CARD PROMPTLY.

Signature(s) _____________________________________    Date:______________

Note: Executors, trustees and others signing in a representative capacity should include their names and capacity in which they sign. PLEASE DATE AND SIGN AS SHOWN HERE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

---------------------------------------------------------------------------
                             Front of Card
---------------------------------------------------------------------------

                           SERIES C PREFERRED STOCK PROXY

                    TGC INDUSTRIES, INC. (the "Company")
         Proxy Solicited on Behalf of the Board of Directors for the
                 Annual Meeting of Shareholders, June 12, 2003

     The undersigned hereby appoint(s) Allen T. McInnes or Wayne A. Whitener, each with full power of substitution, as proxies, to vote all Preferred Stock in TGC Industries, Inc. which the undersigned would be entitled to vote on all matters that may come before the annual meeting of the Shareholders of the Company, to be held on June 12, 2003, and any adjournments thereof.

     THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.

                        (Continued on other side)
---------------------------------------------------------------------------
                               Back of Card
---------------------------------------------------------------------------
                     SERIES C PREFERRED STOCK PROXY
/X/  Please mark your
     votes as in this
     example.

              The Board of Directors recommends a vote FOR each of the following items:

1.  ELECTION OF DIRECTORS OF THE COMPANY.
    ____  FOR all nominees   ____ Withhold authority  Nominees:
          listed at right         to vote for all     Allen T. McInnes
          (except as marked       nominees listed     Wayne A. Whitener
          to the contrary         at right            William J. Barrett
          as indicated below)                         Herbert M. Gardner
                                                      Edward L. Flynn
                                                      Pasquale V. Scaturro
                                                      James M. Tidwell
                                                      William C. Hurtt, Jr.

INSTRUCTIONS:   To withhold authority to vote for any
                individual nominee, vote for all
                nominees and strike a line through
                the individual nominee's name listed
                at right.

2. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO REDUCE THE PAR VALUE OF THE COMPANY'S COMMON STOCK FROM $.30 PER SHARE TO $.01 PER SHARE.

          _____ FOR    _____ AGAINST     _____ ABSTAIN

3.   RATIFICATION OF SELECTION OF LANE GORMAN TRUBITT, L.L.P. AS
INDEPENDENT AUDITORS.

          _____ FOR    _____ AGAINST     _____ ABSTAIN


Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE CARD PROMPTLY.

Signature(s) _____________________________________    Date:______________

Note: Executors, trustees and others signing in a representative capacity should include their names and capacity in which they sign. PLEASE DATE AND SIGN AS SHOWN HERE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.







4891.00001/334298.6






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